AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                             VARIABLE ACCOUNT II
                           GALLERY LIFE INDIVIDUAL
                               FLEXIBLE PREMIUM
                VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                     SUPPLEMENT DATED FEBRUARY 3, 2012
                  TO POLICY PROSPECTUSES, AS SUPPLEMENTED

     The purposes of this supplement are to notify owners of the variable universal life insurance Policies (the "Policies") of (i) a new investment option becoming available under the Policies and (ii) the proposed closing and liquidation of the AllianceBernstein VPS Money Market Portfolio - Class A (the "Portfolio"), a series of the AllianceBernstein Variable Products Series Fund, Inc. ("AB Trust").

     First, effective on the Liquidation Date (as defined below), a new investment option, the Fidelity VIP Money Market Portfolio - Initial Class ("Fidelity Portfolio"), will become available under the Policies. The Fidelity Portfolio is a series of Fidelity(R) Variable Insurance Products ("Fidelity Trust").

     Second, on January 31, 2012, the Board of Directors (the "Board") of the AB Trust approved the liquidation and closing of the Portfolio. The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about April 27, 2012 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolio will be automatically liquidated at the closing accumulation unit value and the liquidation proceeds transferred into the subaccount supported by the Fidelity Portfolio.

     Please note that the Company must receive instructions from you to transfer your Policy accumulation value out of the Portfolio prior to 4:00 p.m. ET on the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Fidelity Portfolio. Existing instructions or instructions received after Market Close on the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolio (as applicable) will be automatically directed to the Fidelity Portfolio. You may give us instructions to transfer your accumulation value to another investment option by completing the enclosed service request form or you can call our Administrative Center at the telephone number below.

     The following is a list of the investment options offered in your Policy. Please refer to your prospectus for information regarding the investment options that are available to you in your Policy or call our Administrative Center at the telephone number below. Please review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number below.

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein VPS Balanced Wealth Strategy Portfolio
AllianceBernstein VPS Global Thematic Growth Portfolio
AllianceBernstein VPS Growth and Income Portfolio
AllianceBernstein VPS Growth Portfolio
AllianceBernstein VPS Intermediate Bond Portfolio
AllianceBernstein VPS International Growth Portfolio
AllianceBernstein VPS Large Cap Growth Portfolio
AllianceBernstein VPS Real Estate Investment Portfolio
AllianceBernstein VPS Small Cap Growth Portfolio

     Neither our automatic transfer of the liquidated proceeds to the Fidelity Portfolio, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the Fidelity Portfolio within 60 days after the liquidation, will count against the free transfers that you are permitted to make in a Policy Year or for the purposes of our market timing policies and procedures.

     Should you have any questions, you may contact our Administrative Center at 1-800-340-2765.